UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2013

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 1, 2013, NGL Energy Partners LP (the “Partnership”) and certain of its subsidiaries entered into the following agreements (such agreements, collectively, the “Transfer Agreements”): (i) LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, as the Representative (“OWL”), OWL Pearsall SWD, LLC, OWL Pearsall Holdings, LLC, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC, (ii) LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among OWL, as the Representative, OWL Karnes SWD, LLC, OWL Karnes Holdings, LLC, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC, (iii) LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among OWL, OWL Cotulla SWD, LLC, Terry Bailey, as trustee of the PJB Irrevocable Trust, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC, (iv) LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among OWL, OWL Nixon SWD, LLC, Terry Bailey, as trustee of the PJB Irrevocable Trust, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC and (v) LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among OWL, HR OWL, LLC, OWL Operating, LLC, Lotus Oilfield Services, L.L.C., OWL Lotus, LLC, NGL Energy Partners, LP, High Sierra Water-Eagle Ford, LLC and High Sierra Transportation, LLC.

Pursuant to the Transfer Agreements, NGL agreed to acquire from OWL and the sellers party thereto, as applicable, all of the outstanding equity interests of OWL Pearsall SWD, LLC, OWL Karnes SWD, LLC, OWL Cotulla SWD, LLC, OWL Nixon SWD, LLC, OWL Operating, LLC, Lotus Oilfield Services, L.L.C. and HR OWL, LLC (collectively, the “Acquired Companies”) in exchange for aggregate consideration of approximately $167.95 million in cash and $72.0 million in common units of the Partnership. The purchase price may be subject to further adjustment under the terms of the Transfer Agreements, including with respect the estimated value of the acquired working capital.  The Acquired Companies operate a water disposal and hauling business and related assets.

The Partnership and certain of its subsidiaries and the sellers have agreed to indemnify each other for certain losses, and an aggregate of $7.0 million of the purchase price was deposited into an escrow account at closing to secure the sellers’ indemnification obligations under the Transfer Agreements.  The Transfer Agreements contain customary representations and warranties, covenants and agreements.

The Partnership completed the transactions contemplated by the Transfer Agreements on August 1, 2013.

The Transfer Agreements are filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5  to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Transfer Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5.

Registration Rights Agreement

In connection with the completion of the transactions contemplated by the Transfer Agreements, the registration rights agreement relating to equity interests of the Partnership was amended by Amendment No. 7 and Joinder to First Amended and Restated Registration Rights Agreement (the “Registration Rights Amendment”), dated August 1, 2013, by and among NGL Energy Holdings LLC, the general partner of the Partnership (the “General Partner”), OWL and Terry G. Bailey. The Registration Rights Amendment provides for, among other things, certain piggy-back registration rights for the common units that were issued pursuant to the Transfer Agreements.

The Registration Rights Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The above description of the material terms of the Registration Rights Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1 hereto and to the First Amended and Restated Registration Rights Agreement, as amended, filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2011.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02.   Unregistered Sales of Equity Securities

On August 1, 2013, the Partnership issued an aggregate of 2,463,287 common units, at a price of $29.2490 per common unit, to certain accredited investors in connection the transactions contemplated by the Transfer Agreements in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.  The Partnership issued the common units as partial consideration for the transactions contemplated by the Transfer Agreements.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 6, 2013, John T. Raymond was elected to the board of directors of the General Partner, effective immediately. Mr. Raymond will serve as the designated representative of EMG II NGL GP Holdings LLC (“EMG II”) on the board of directors.  In addition, on August 6, 2013, William A. Zartler, who previously was designated as the representative of NGL Holdings, Inc. on the board of directors of the General Partner, resigned from the board of directors following the completion of the sale by NGL Holdings, Inc. of its entire equity interest in the General Partner.

John T. Raymond is an owner and founder of The Energy & Minerals Group, a diversified natural resource private equity fund manager with over $6.2 billion under management (including co-investments), and has been Managing Partner and CEO since EMG’s inception in 2006. Prior to that time, Mr. Raymond held leadership positions with various energy companies, including President and CEO of Plains Resources Inc. (the predecessor entity for Vulcan Energy), President and Chief Operating Officer of Plains Exploration and Production Company and Director of Development for Kinder Morgan, Inc. Mr. Raymond serves on the board of directors of Plains All American Pipeline, L.P. and several other boards. Mr. Raymond received a BSM degree from the A.B. Freeman School of Business at Tulane University with dual concentrations in finance and accounting.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2013, the Third Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC, dated as of February 25, 2013 (the “LLC Agreement”), was amended by entering into Amendment No. 1 to the LLC Agreement (the “LLC Agreement Amendment”) to, among other things, provide (i) EMG I NGL GP Holdings LLC (“EMG I”) with the right to appoint one director as its representative on the board of directors of the General Partner and (ii) EMG II with the right to appoint one director as its representative on the board of directors of the General Partner. Patrick Wade shall continue as the designated representative of EMG I on the board of directors.

The LLC Agreement Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The above description of the material terms of the LLC Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 hereto and to the LLC Agreement, filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2013.

Item 8.01. Other Events.

On August 2, 2013, the Partnership issued a press release announcing its agreement to acquire the Acquired Companies.  The press release is filed as Exhibit 99.1 hereto and incorporated by reference herein, except that the information contained in Exhibit 99.1 relating to the Partnership’s guidance for fiscal year 2014 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 6, 2013, the Partnership issued a press release announcing the changes in the board of directors of its General Partner.  The press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, as the Representative, OWL Pearsall SWD, LLC, OWL Pearsall Holdings, LLC, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.2

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, as the Representative, OWL Karnes SWD, LLC, OWL Karnes Holdings, LLC, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.3

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, OWL Cotulla SWD, LLC, Terry Bailey, as trustee of the PJB Irrevocable Trust, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.4

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, OWL Nixon SWD, LLC, Terry Bailey, as trustee of the PJB Irrevocable Trust, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.5

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, HR OWL, LLC, OWL Operating, LLC, Lotus Oilfield Services, L.L.C., OWL Lotus, LLC, NGL Energy Partners, LP, High Sierra Water-Eagle Ford, LLC and High Sierra Transportation, LLC

3.1	Amendment No. 1 to Limited Liability Company Agreement of NGL Energy Holdings LLC, dated as of August 6, 2013

4.1	Amendment No. 7 and Joinder to First Amended and Restated Registration Rights Agreement, dated as of August 1, 2013, by and between NGL Energy Partners LLC, OWL and Terry G. Bailey.

99.1	Press Release, dated August 2, 2013, announcing the acquisition of the Acquired Companies

99.2	Press Release, dated August 6, 2013, announcing changes in the board of directors of the General Partner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: August 7, 2013		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, as the Representative, OWL Pearsall SWD, LLC, OWL Pearsall Holdings, LLC, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.2

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, as the Representative, OWL Karnes SWD, LLC, OWL Karnes Holdings, LLC, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.3

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, OWL Cotulla SWD, LLC, Terry Bailey, as trustee of the PJB Irrevocable Trust, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.4

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, OWL Nixon SWD, LLC, Terry Bailey, as trustee of the PJB Irrevocable Trust, NGL Energy Partners, LP and High Sierra Water-Eagle Ford, LLC

2.5

LLC Interest Transfer Agreement, dated as of August 1, 2013, by and among Oilfield Water Lines, LP, HR OWL, LLC, OWL Operating, LLC, Lotus Oilfield Services, L.L.C., OWL Lotus, LLC, NGL Energy Partners, LP, High Sierra Water-Eagle Ford, LLC and High Sierra Transportation, LLC

3.1	Amendment No. 1 to Limited Liability Company Agreement of NGL Energy Holdings LLC, dated as of August 6, 2013

4.1	Amendment No. 7 and Joinder to First Amended and Restated Registration Rights Agreement, dated as of August 1, 2013, by and between NGL Energy Partners LLC, OWL and Terry G. Bailey.

99.1	Press Release, dated August 2, 2013, announcing the acquisition of the Acquired Companies

99.2	Press Release, dated August 6, 2013, announcing changes in the board of directors of the General Partner